January 2025 Corporate Overview

2 DISCLAIMER AND FORWARD LOOKING STATEMENTS 2 This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including ORX750, ORX142, ORX489, and, LB101; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; the Company’s ability to successfully conduct its clinical development of ORX750 below the maximum exposure limit set by the U.S. Food and Drug Administration (“FDA”) or, in the event the Company plans to exceed the maximum exposure limit, the Company’s ability to successfully have the maximum exposure limit removed; enroll subjects in clinical trials; market size and opportunity for our product candidates; and our anticipated cash runway. 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In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward- looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the FDA or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

3 Discovering and Developing Transformational Medicines for Patients OUR MISSION Centessa reported $518.4 million in cash, cash equivalents and short-term investments as of September 30, 2024. Cash runway estimated into mid-2027. Potential best-in-class / first-in-class orexin receptor 2 (OX2R) agonist franchise Robust series of clinical milestones anticipated across OX2R agonist pipeline in 2025 Strong balance sheet

2025 Focused Execution ORX750 Phase 2a data in patients with Narcolepsy Type 1 (NT1), Narcolepsy Type 2 (NT2), and Idiopathic Hypersomnia (IH) expected in 2025 Presentation of Phase 1 data planned for Q2 2025 ORX142 Clinical data in acutely sleep-deprived healthy volunteers expected in 2025 ORX489 Entering IND-enabling studies ANTICIPATED MILESTONES 4

OX2R agonists have the potential to transform the standard of care for individuals with sleep-wake, neurological, neurodegenerative and psychiatric disorders 5

Orexin System is Implicated in Numerous Therapeutic Areas

Orexin: a key signaling neuropeptide triggering a cascade of neurotransmitter release


Wakefulness
Attention
Cognition
Mood
Orexin
(hypothalamus)
Acetylcholine
(Basal forebrain)
Histamine
(Tuberomammillary nucleus)
Dopamine
(Ventral tegmental area)
Serotonin
(Raphe nuclei)
Norepinephrine
(Locus coeruleus)

CENTESSA PHARMACEUTICALS

Sources: Pizza, F et al., J Sleep Res 2022;31(4):e13665; Toor, B et al., Front Neurol Neurosci 2021;45:38 ; Ten-Blanco, M et al., Front Neuroendo 2023;69:101066; and, Yamamoto, H et al., PLoS One, 2022;17(7):e0271901.

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Candidate Selection Criteria: Best-in-Class Profile • Highly potent and highly selective • Optimal predicted PK profile • Low predicted human doses • Fast onset of action OX2R agonist Orexin-A: Highly Validated Pathway Proprietary Structure Based Drug Design Pipeline of Highly Potent, Selective OX2R Agonists Enabled by Proprietary Structural Biology Insights Medicinal Chemistry SAR* 7*SAR is Structure- Activity Relationship optimization.

Positioned to be Potential Best-in-Class / First-in-Class in Emerging Category of OX2R Agonist Therapeutics

- **ORX750** for the treatment of **NT1, NT2 and IH**
- **ORX142** for the treatment of **neurological, neurodegenerative and psychiatric disorders**
- **ORX489** for the treatment of **additional neurological, neurodegenerative and psychiatric disorders**
- Earlier stage OX2R agonists and therapeutics for additional potential indications

Molecule	hOX2R EC50 (nM)	Selectivity vs. hOX1R
Native ligand orexin-A (OXA)[1]	0.035	n/a
ORX750[1]	**0.110**	**9,800x**
ORX142[2]	**0.069**	**13,000x**
ORX489[3]	**0.035**	**8,800x**

Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing human recombinant OX1R or OX2R.
1. Black et al., World Sleep 2023 Abstract.
2. Black et al., European Sleep Research Society 2024 Abstract.
3. Company data / presentations.

CENTESSA PHARMACEUTICALS
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Broad and Rapidly Advancing OX2R Pipeline

ASSET	DISEASE/CONDITION	MECHANISM
ORX750	Narcolepsy Type 1 (NT1)	OXR2 Agonist
ORX750	Narcolepsy Type 2 (NT2)	OXR2 Agonist
ORX750	Idiopathic Hypersomnia (IH)	OXR2 Agonist
ORX142	Neurological, Neurodegenerative & Psychiatric Disorders	OXR2 Agonist
ORX489	Neurological, Neurodegenerative & Psychiatric Disorders	OXR2 Agonist
Undisclosed Assets	Undisclosed	Orexin Pathway


PRE-CLINICAL
PHASE 1
PHASE 2

CENTESSA PHARMACEUTICALS

Centessa also has multiple early-stage assets including the LockBody® Technology Platform.

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Source: Evaluate Pharma 2030 projected sales for narcolepsy – sales are not risk adjusted; projections for other disorders based on internal market research. Potential $15B+ Market Opportunity Across Multiple Therapeutic Areas Sleep-Wake Disorders NT1, NT2, IH $5B+ potential market size Additional Opportunity in Cognition, Attention, and Mood Neurological, Neurodegenerative and Psychiatric Disorders Excessive Daytime Sleepiness and Fatigue Neurological, Neurodegenerative and Psychiatric Disorders $10B+ potential market size 10

11 ORX750: Potential to Redefine the Standard of Care for Patients with Sleep-Wake Disorders Advancing Phase 2a studies in patients with NT1, NT2 and IH; Data expected across all three indications in 2025 High unmet medical need in NT1, NT2 and IH Proof-of-concept achieved and asset clinically derisked in Phase 1 study of acutely sleep-deprived healthy volunteers ORX750 Highly potent, selective OX2R agonist Significant commercial opportunity as potential treatment for all three indications

INTERIM PHASE 1 DATA

ORX750 Phase 1 Interim Data Supports Potential Best-in-Class Profile for the Treatment of NT1, NT2 and IH

Phase 1 Clinical Study Design



Dose escalate based on review of data from each cohort
SAD
Cohort 'n+1'
N≥10 HVs per cohort from SAD 1:1 randomization
Sleep Study Cohort 'n+1'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
MWT and KSS
SAD
Cohort 'n'
N=12 HVs per cohort, randomized to ORX750 (N=9) or placebo (N=3)
N≥10 HVs per cohort from SAD 1:1 randomization
Sleep Study Cohort 'n'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
12-hour acute sleep deprivation period; dosing at night
MWT and KSS
12-hour acute sleep deprivation period; dosing at night

The Phase 1 clinical study of ORX750 evaluates the safety, tolerability and pharmacokinetics (PK) of single-ascending and multiple-ascending doses (SAD and MAD) in healthy adult subjects. In parallel, efficacy assessments are being performed using the Maintenance of Wakefulness Test (MWT)* and Karolinska Sleepiness Scale (KSS) in acutely sleep-deprived healthy adult subjects .

Summary of Interim Phase 1 Data

- Shown to **restore normative wakefulness**[1] at **low doses** in acutely sleep-deprived healthy volunteers[2]
- **Favorable safety and tolerability profile**;[2] No observations of hepatotoxicity, cardiotoxicity, visual disturbances or hallucinations[2]
- **Linear PK profile** supports once-daily, oral dosing with rapid absorption[2]

*MWT is an established registrational and objective endpoint in EDS in sleep-wake disorders.
Phase 1 study ongoing.

1. Doghramji K, et al., "A normative study of the maintenance of wakefulness test (MWT)." *Electroencephalogr Clin Neurophysiol* 1997; 103:554-62.
2. Interim Phase 1 study data as of Dec. 5, 2024 data cutoff date.

CENTESSA PHARMACEUTICALS
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ORX750 Demonstrated Dose-Dependent and Significant Improvements in Mean Sleep Latency ORX750 LS Mean (95% CI) Sleep Latency (Minutes) Placebo LS Mean (95% CI) Sleep Latency (Minutes) LS Mean Difference Compared to Placebo (95% CI) p-value 1.0 mg (n=8) 18 (12, 23) 10 (4, 15) 8 (0, 16) p=0.04 2.5 mg (n=8) 32 (22, 42) 17 (7, 27) 15 (5, 26) p=0.01 3.5 mg (n=10) 34 (27, 40) 13 (7, 20) 20 (15, 25) p<0.0001 5.0 mg (n=8) 38 (32, 44) 15 (9, 21) 23 (17, 28) p<0.0001 2.5, 3.5 and 5.0 mg doses were shown to restore normative wakefulness1 in acutely sleep-deprived healthy volunteers INTERIM PHASE 1 DATA 13 As of December 5, 2024 data cutoff date. Phase 1 study ongoing. Least squares (LS) mean. Per the Phase 1 study design, a sleep study cohort (MWT) is optional at each SAD level, and has been conducted for 1 mg, 2.5 mg, 3.5 mg and 5.0 mg doses. Mean sleep onset latency in the MWT (time to sleep onset over the four sessions performed at ~2, 4, 6, and 8 h after dosing at 11 p.m.; maximum 40 min per session). 1. Doghramji K, et al., A normative study of the maintenance of wakefulness test (MWT). Electroencephalogr Clin Neurophysiol 1997; 103:554-62.

INTERIM PHASE 1 DATA

ORX750 Demonstrated a Favorable Safety and Tolerability Profile with 95 Unique Subjects Exposed

	SAD Cohorts						MAD Cohorts			
	Placebo *(n=15)*	ORX750 1.0 mg *(n=9)*	ORX750 2.0 mg *(n=9)*	ORX750 2.5 mg *(n=9)*	ORX750 3.5 mg *(n=9)*	ORX750 5.0 mg *(n=9)*	Placebo *(n=6)*	ORX750 2.0 mg *(n=8)*	ORX750 3.0 mg *(n=8)*	ORX750 4.0 mg *(n=8)*
Any TEAE, n (%)	4 (27)	3 (33)	3 (33)	1 (11)	0	3 (33)	3 (50)	4 (50)	4 (50)	6 (75)
Related	4 (27)	0	2 (22)	1 (11)	0	2 (22)	1 (17)	4 (50)	2 (25)	5 (63)
Nonrelated	1 (7)	3 (33)	2 (22)	0	0	2 (22)	3 (50)	2 (25)	2 (25)	3 (38)
Mild	4 (27)	3 (33)	3 (33)	1(11)	0	3 (33)	3 (50)	4 (50)	4 (50)	4 (50)
Moderate	0	0	0	0	0	0	0	0	0	2 (25)
Severe	0	0	0	0	0	0	0	0	0	0
TEAEs leading to discontinuation, n (%)	0	0	0	0	0	0	0	0	0	0
Serious TEAEs, n (%)	0	0	0	0	0	0	0	0	0	0
Frequently reported AEs associated with other OX2R agonists										
Insomnia	0	0	0	0	0	0	1 (17)	2 (25)	0	0
Urinary frequency/urgency	1 (7)	0	0	0	0	1 (11)	0	1 (12)	1 (12)	2 (25)
Visual disturbances	0	0	0	0	0	0	0	0	0	0
Hepatotoxicity	0	0	0	0	0	0	0	0	0	0
Blood pressure increased	0	0	0	0	0	0	0	0	0	0

- No cases of hepatotoxicity, cardiotoxicity, visual disturbances or hallucinations observed
- No clinically significant treatment-emergent changes in hepatic and renal parameters, vital signs or electrocardiogram (ECG) parameters

As of December 5, 2024 data cutoff date. Phase 1 Study is ongoing with 95 subjects exposed across the full study. Treatment-emergent adverse event (TEAE). Safety data from Sleep Study Cohorts was consistent with SAD. TEAEs are reported by maximum severity. Nonrelated includes unlikely related and not related. Related includes probably and possibly related. 2 moderate AEs were reported at 4.0 mg (toothache and vasovagal syncope); both were deemed unrelated. 4.0 mg MAD dose has comparable drug exposure to 5.0 mg SAD dose.

CENTESSA PHARMACEUTICALS
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PHASE 2a STUDY Phase 2a study of ORX750 in patients with NT1, NT2, IH underway Data expected in 2025 Evaluate safety, tolerability, and PK in NT1, NT2, and IH patients Efficacy assessments will evaluate excessive daytime sleepiness using the Maintenance of Wakefulness Test (MWT)* and Epworth Sleepiness Scale (ESS)*, weekly cataplexy rate* (NT1 patients only), and overall symptom improvement** Exploratory efficacy assessments will measure sleep, cognition, attention, memory, and general health https://clinicaltrials.gov/study/NCT06752668 * MWT and ESS are established registrational endpoints for EDS in sleep-wake disorders and weekly cataplexy rate is an established registration endpoint for cataplexy in NT1. ** Measured by Narcolepsy Severity Scale (NSS) and Idiopathic Hypersomnia Severity Scale (IHSS). 15

PHASE 2a STUDY Randomized, Double-blind, Placebo-Controlled Basket Study of ORX750 in Patients with NT1, NT2, and IH is Underway Data expected in all three indications in 2025 Innovative design with potential to enable well-powered and efficient data generation All patients to receive ORX750 for at least 4 weeks Optimal number of patients to allow efficient recruitment Potential for optimized dose selection 16

OX2R AGONIST PROGRAM ORX750 Initiated Phase 2a study in patients with NT1, NT2, and IH; Data expected in 2025 Presentation of Phase 1 data planned for Q2 2025 ORX142 IND-enabling studies ongoing; Clinical data in acutely sleep- deprived healthy volunteers expected in 2025 ORX489 Entering IND-enabling studies 17

18 LockBody Technology Platform

LockBody Technology Platform aims to redefine immuno-oncology treatment

- **Novel pharmacology** combining tumor enrichment with activation of effector function
- Designed as **single agent** systemic treatment
- Potential **wide therapeutic index**[1]

1. LB101 *in-vivo* preclinical data: MC38 hPD-L1+ syngeneic model in mouse, and in non-human primates where LB101 was delivered IV at 5, 20, 50mg/kg (q7d x 4).
LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority.

CENTESSA PHARMACEUTICALS
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Locked Configuration MOA LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 20

Unlocked Configuration LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody MOA 21

Observed to be Well Tolerated in Non-Human Primates (NHPs) with LB101 Doses up to 50 mg/kg Source: In-vivo- LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates. No anemia/ thrombocytopenia No weight loss No change in red blood cell or hemoglobin 22 PRECLINICAL DATA

LB101 is in a Phase 1/2a first-in-human clinical trial 23

24 Discovering and Developing Transformational Medicines for Patients OUR MISSION Centessa reported $518.4 million in cash, cash equivalents and short-term investments as of September 30, 2024. Cash runway estimated into mid-2027. Potential best-in-class / first-in-class orexin receptor 2 (OX2R) agonist franchise Robust series of clinical milestones anticipated across OX2R agonist pipeline in 2025 Strong balance sheet